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                                                                  EXHIBIT 10.116


                                 LEASE AMENDMENT

That certain OFFICE BUILDING LEASE dated June 23, 1988 and amended on September 27, 1989, September 24, 1990, July 7, 1992, June 5, 1995, April 30, 1996, May
19, 1997 and September 5, 1997 and May 14, 1998 by and between LAGUNA NIGUEL OFFICE CENTER, a California Limited Partnership, as Landlord and OPTIMUMCARE CORPORATION, a Delaware Corporation, as Tenant, is hereby amended as follows:

         1) Lease shall be extended for a period of one (1) year. New expiration date shall be June 30, 2000.

         2) Rental rate shall increase to $2,010.00 per month effective July 1, 1999.

         3) Landlord shall clean carpets at Tenant's request, at Landlord's expense.

         4) All other terms and conditions of the original lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of May 12, 1999.


LAGUNA NIGUEL OFFICE CENTER                       OPTIMUMCARE CORPORATION
a California Limited Partnership                  a Delaware Corporation




BY: CARL J. GREENWOOD                              BY: EDWARD JOHNSON
    ----------------------------------                 -------------------------
    Carl J. Greenwood, General Partner                 Edward Johnson, President



           (Landlord)                                         (Tenant)